UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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DARA BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

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DARA BIOSCIENCES, INC.

8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

May 19, 2014
10:00 a.m. Eastern Daylight Savings Time

To the stockholders of DARA BioSciences, Inc.:

Notice is hereby given that the 2014 Annual Meeting (the “2014 Annual Meeting”) of Stockholders of DARA BioSciences, Inc. (the “Company”), will be held on Monday, May 19, 2014, 10:00 a.m. Eastern Daylight Savings Time, at our corporate headquarters at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect six directors.

2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the proxy statement.

3.	To ratify the appointment of Horne LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

4.	To transact such other business as may properly come before the 2014 Annual Meeting and any postponement(s) or adjournment(s) thereof.

Details regarding the 2014 Annual Meeting and the matters of business to be conducted are described in the accompanying proxy statement.  In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On April 9, 2014, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2013 Annual Report to Stockholders on the Internet. The Notice also contains instructions on how to vote electronically via the Internet and receive a paper copy of your proxy materials.

Whether or not you plan to attend the 2014 Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented.  The proxy statement explains more about proxy voting, so please read it carefully.

We look forward to your continued support.

By Order of the Board of Directors of DARA BioSciences, Inc.
David J. Drutz, M.D.
Chief Executive Officer and Chief Medical Officer

Raleigh, North Carolina
April 9, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS OF DARA BIOSCIENCES, INC.
TO BE HELD ON MAY 19, 2014:
The proxy materials for the annual meeting, including the Proxy Statement and the 2013 Annual Report on Form 10-K, are available free of charge at http://www.proxyvote.com

______________________

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
To be Held May 19, 2014 at 10:00 a.m. EDT
______________________

SOLICITATION OF PROXY

The accompanying proxy is solicited by the board of directors of DARA BioSciences, Inc. (“DARA”, the “Company”, “we” or “us”) for use at the 2014 Annual Meeting of Stockholders to be held on May 19, 2014 at 10:00 a.m. Eastern Daylight Savings Time, or at any postponement or adjournment thereof.  The annual meeting will be held at the Company’s corporate headquarters at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615.  DARA’s telephone number is (919) 872-5578.  This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING

Q:	Who is entitled to vote at the 2014 Annual Meeting?

A:
Holders of DARA BioSciences, Inc. common stock at the close of business on March 25, 2014, the record date for the 2014 Annual Meeting established by our Board of Directors (the “Board”), are entitled to receive Notice of the 2014 Annual Meeting (the “Meeting Notice”), and to vote their shares at the 2014 Annual Meeting and any related adjournments or postponements.  The Meeting Notice, proxy statement and form of proxy are first expected to be made available to stockholders on April 9, 2014.

As of the close of business on the record date, there were 8,402,030 shares of our common stock outstanding and entitled to vote held by approximately 133 stockholders of record.  Holders of our common stock are entitled to one vote per share.

Q:	Who can attend the annual meeting?

A:	Admission to the annual meeting is limited to:

●	stockholders as of the close of business on March 25, 2014;

●	holders of valid proxies for the annual meeting; and

●	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:
The United States Securities and Exchange Commission (the “SEC”) approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our 2013 Annual Report to Stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Meeting Notice, which was mailed to stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Meeting Notice provides instructions on how to vote by Internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting. Any request to receive proxy materials by mail or email will remain in effect until you revoke it.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2014 Annual Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
If your shares are registered in your name, you are a stockholder of record.  If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name.

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use.  If you hold our shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares.  If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2014 Annual Meeting?

A:
The presence in person or by proxy of holders having a majority of the total votes entitled to be cast by holders of our common stock at the 2014 Annual Meeting constitutes a quorum.  Your shares of our common stock will be counted as present at the 2014 Annual Meeting for purposes of determining whether there is a quorum if you vote on the Internet, a proxy card has been properly submitted by you or on your behalf, you vote by phone or you vote in person at the 2014 Annual Meeting.  Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2014 Annual Meeting?

The stockholders will vote on the following proposals:

●
Proposal 1.  To elect six members of our Board, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

●	Proposal 2. An advisory (non-binding) vote on the compensation paid to our named executive officers.

●	Proposal 3. To ratify the appointment of Horne LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

●	Proposal 1. Election of Directors. The six nominees receiving the highest number of votes will be elected. There is no right to cumulate votes in the election of directors.

●
Proposal 2. Advisory Vote on the Compensation Paid to our Named Executive Officers.  The compensation paid to our named executive officers will be considered approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

●
Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s appointment of Horne LLP as our independent registered public accounting firm for the 2014 fiscal year will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

Q:	What are the board’s voting recommendations?

A:	Our Board of Directors recommends that you vote your shares:

●	“FOR” the six directors nominated by our Board of Directors as directors to serve until the 2015 annual meeting of stockholders;

●	“FOR” the approval of the advisory (non-binding) resolution regarding the compensation paid to our named executive officers;

●	“FOR” the ratification of the Audit Committee’s appointment of Horne LLP as our independent registered public accounting firm for the 2014 fiscal year.

Q:	How do I vote?

A:	You may vote by any of the following methods:

●
In Person.  Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the annual meeting.  If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares.  A photo I.D. is required to vote in person.

●	Via the Internet. You may vote via the Internet by following the instructions provided in the Meeting Notice or the proxy card or voting instruction card provided.

●
By mail.  If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card or voting instruction card provided. Please allow sufficient time for mailing if you decide to vote by mail.

●	By phone. You may vote by phone by following the instructions provided in the Meeting Notice or the proxy card or voting instruction card provided.

If you vote by phone or the Internet, please have your proxy card or voting instruction card available.  The control number appearing on your proxy card or voting instruction card is necessary to process your vote.  A phone or Internet vote authorizes the named proxy holders in the same manner as if you marked, signed and returned a proxy card by mail.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

●
Stockholders of record.  You may change or revoke your vote by submitting a written notice of revocation to DARA BioSciences, Inc., 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, Attention:  Corporate Secretary, or by submitting another proxy card or a vote via the Internet or by telephone on or before May 18, 2014.  For all methods of voting, the last vote cast will supersede all previous votes.

●	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record.  If you are a stockholder of record and you:

●	indicate when voting on the Internet or by phone that you wish to vote as recommended by the Board, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.”  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:
The election of directors (“Proposal 1”) and the advisory vote on the compensation paid to our named executive officers (“Proposal 2”) are considered to be non-routine matters under applicable rules.  A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2.

The ratification of the appointment of Horne LLP as our independent registered public accounting firm for the 2014 fiscal year (“Proposal 3”) is considered to be a routine matter under applicable rules.  A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 3.

Q:	Could other matters be decided at the 2014 Annual Meeting?

A:
As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2014 Annual Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2014 Annual Meeting for consideration, the proxy holders for the 2014 Annual Meeting will have the discretion to vote on those matters for stockholders who have voted by the Internet or telephone or submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:
We will bear all expenses incurred in connection with the solicitation of proxies.  Although we do not currently contemplate doing so, we may engage a proxy solicitation firm to assist us in soliciting proxies, and if we do so we will pay the fees of any such firm.  In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person.  Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies.  In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The Company has adopted an SEC-approved procedure called “householding.” Under this procedure, the Company delivers a single copy of the Meeting Notice and, if applicable, this proxy statement and the annual report to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of its annual meetings. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Meeting Notice and, if applicable, this proxy statement and the annual report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive free of charge a separate copy of the Meeting Notice and, if applicable, this proxy statement or the annual report, shareholders may write or call the Company at the following:

DARA BioSciences, Inc.
8601 Six Forks Road, Suite 160
Raleigh, North Carolina 27615
(919) 872-5578

Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q:	What should I do if I have questions regarding the 2014 Annual Meeting?

A:
If you have any questions about the 2014 Annual Meeting, would like to obtain directions to be able to attend the 2014 Annual Meeting and vote in person or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at (919) 872-5578.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS OF DARA BIOSCIENCES, INC.
TO BE HELD ON MAY 19, 2014:
The proxy materials for the annual meeting, including the Proxy Statement and the 2013 Annual Report on Form 10-K, are available free of charge at http://www.proxyvote.com

PROPOSAL 1 - ELECTION OF DIRECTORS

 General

At the 2014 Annual Meeting, a board of six directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board).  Information concerning all director nominees appears below.  Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board.  All of the Board’s nominees are incumbent directors of the Company.

 Information Concerning Director Nominees

Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below.

David J. Drutz, M.D., age 75, has served as our Chief Executive Officer since December 2011, our Chief Medical Officer since May 2012 and as a member of our Board since February 2008.  Dr. Drutz currently serves on the board of directors of Gentris Corporation, a pharmacogenomic (PGx) services company, and Vaxin Inc., a vaccine development company.  From 2000 to 2010, Dr. Drutz served as a director of MethylGene Inc., an oncology-focused biopharmaceuticals company (TSX:MYG) and as chairman of the board of directors of Tranzyme Pharma, Inc. (NASDAQ:TZYM).  He was formerly a General Partner with Pacific Rim Ventures (Tokyo, Japan), a venture capital firm focused on global biotechnology investment opportunities. He has also been President of Pacific Biopharma Associates, a biotechnology consulting firm, since 1999. Dr. Drutz was formerly Vice President Biological Sciences (Drug Discovery) and Vice President Clinical Research (AIDS therapeutics) at Smith Kline and French Laboratories in King of Prussia, PA, and Vice President Clinical Development, Daiichi Pharmaceutical Corporation, Ft. Lee, NJ. At Daiichi he was responsible for the development of anti-infective and oncology products. Dr. Drutz left Daiichi in 1990 to enter the biotechnology industry. Before joining PRV he was President and Chief Executive Officer of Inspire Pharmaceuticals, Inc., a company specializing in therapeutics for diseases of the respiratory tract and other mucus membrane surfaces (NASDAQ: ISPH). Dr. Drutz received his M.D. degree at the University of Louisville, and postgraduate medical training at Vanderbilt University, following which he served as a U.S. Navy medical officer in Asia. He held senior faculty positions at the University of California, San Francisco, University of Texas and the University of Pennsylvania. He is board-certified in Internal Medicine, and a Fellow of the American College of Physicians and the Infectious Diseases Society of America.

Dr. Drutz’s experience as a medical doctor board-certified in Internal Medicine is extremely valuable to our board (and to our senior management team).  In addition to his medical background, Dr. Drutz has a deep understanding of the drug development process acquired through holding a position in which he was responsible for the development of several pharmaceutical products.  Dr. Drutz brings to his service on our board extensive experience in and understanding of the biotechnology industry, and a unique perspective acquired through his experience with investment and consulting firms and as a senior faculty member at several universities.

Christopher G. Clement, age 58, has served as our Chief Operating Officer since January 2012 and our President since May 2012.  From February 2011 through January 2012 Mr. Clement was the President, Chief Executive Officer and a director of Oncogenerix, Inc.  Mr. Clement was appointed to our Board and as our Chief Operating Officer pursuant the Merger Agreement between to Company and Oncogenerix dated January 17, 2012.  Mr. Clement has a 30 year career in the bio-pharmaceutical industry that includes executive management, marketing and sales, strategic and product planning, business development, and general management. Mr. Clement was President and CEO of Savient Pharmaceuticals Inc., a publicly-held specialty biopharmaceutical company (NASDAQ: SVNT), from 2002 to 2009. From 2000 to 2002, Mr. Clement served as the Chairman and CEO of Epicyte Pharma, a pharmaceutical company engaged in the development of antibody-based products. Previously, from 1997 to 2000 he held positions of Executive Vice President, Senior Vice President, and Chief Marketing Officer at Ares-Serono Group, a Swiss developer of pharmaceuticals. From 1988 to 1997, Mr. Clement held a number of senior management positions at Searle Pharmaceuticals, a research-based pharmaceutical company that manufactures and markets prescription pharmaceuticals and other healthcare solutions worldwide, including Vice President of Marketing, Vice President of Corporate Product Planning, General Manager of Global Franchises and Division President. Mr. Clement received a B.A. in Marketing and Business from Mercy College.

Mr. Clement brings to the Board (and to our senior management team) executive leadership skills and marketing expertise acquired as an executive in the pharmaceutical industry. He has significant board of director experience from his service on the boards of directors of several biotechnology companies.

Haywood D. Cochrane, Jr., age 65, has served as a member of our Board since February 2008 and as our Chairman since February 2013.  Mr. Cochrane also chairs our Audit Committee.  Mr. Cochrane served as Vice Chairman and a director of I-Trax, Inc., a publicly traded, total population health management and productivity company (AMEX: DMX), from 2004 to 2008, when it was acquired by Walgreens.  He joined I-Trax when I-Trax acquired CHD Meridian Healthcare where he served as Chairman and Chief Executive Officer from 1997 to 2004.  Mr. Cochrane has over 30 years of healthcare experience in executive and senior management positions, including Senior Vice President and Chief Operating Officer of Roche Biomedical Laboratories, President and Chief Executive Officer of Allied Clinical Laboratories and Executive Vice President and Chief Financial Officer of Laboratory Corporation of America. Mr. Cochrane earned an A.B. degree in Political Science from the University of North Carolina at Chapel Hill where he was a Morehead Scholar.

Mr. Cochrane brings to our Board extensive executive and senior management experience in the healthcare industry and is an “audit committee financial expert” as such term is defined under applicable SEC rules.  He is further qualified for service on our Board because of his relevant business expertise and leadership experience acquired through his experience serving as Vice Chairman and Chairman of the boards of directors of other healthcare-related companies.

Timothy J. Heady, age 59, has served as a member of our Board since August 2012.  He is a member of the Audit Committee and chairs the Nominating and Governance Committee. Mr. Heady retired in 2011 as CEO of UnitedHealthcare Pharmacy, a unit of UnitedHealthcare (NYSE: UNH). In that role, he was responsible for all aspects of the business, including pharmaceutical rebate contracting, retail pharmacy network development, customer and member services, operations, and financial performance. UnitedHealthcare Pharmacy provides pharmacy benefits and management for employers, both commercial and government, representing more than 14 million individuals. Prior to joining UnitedHealthcare in 2001, Mr. Heady was a senior executive with Searle/Pharmacia where he managed the Customer Operations unit, including national customer sales and marketing. Mr. Heady’s career with Searle/Pharmacia spanned more than 21 years, with experience in finance, strategic business planning, managed care, new business ventures, contracting and operations.  Mr. Heady previously served on the board of directors for the Center for Diagnostic Imaging, Inc., a privately held radiology business based in Minnesota, and Age Wave Impact, Inc., a full-service marketing company focused on baby boomers.  Mr. Heady earned a Bachelors of Science degree in management from Purdue University, an MBA from Northwestern University's Kellogg School of Management, and he is a Certified Public Accountant.

Mr. Heady brings to our Board a vital understanding and appreciation of the pharmaceutical and medical industries. Mr. Heady has extensive business, managerial, executive and leadership experience as well as an accounting background that further qualify him to serve as a member of the Board.

Gail F. Lieberman, age 70, has served as a member of our Board since April 2009. She is a member of the Audit Committee and chairs the Compensation Committee. Ms. Lieberman currently serves as a director and a member of the audit and chairs the compensation committee of ICTS International N.V., a security services company (OTC BB: ICTSF), and is a member of the South Central CT Regional Water Authority Board. Ms. Lieberman is the founder and Managing Partner of Rudder Capital, LLC, which provides financial and strategic advisory services for middle-market companies including advisory and strategic consulting. She has been a chief financial officer for several Fortune 500 companies, including Thomson Corporation’s Financial & Professional Publishing division, Moody’s Investor Service (D&B) and Scali, McCabe, Sloves (Ogilvy Group). Ms. Lieberman previously served as a director for three public companies in the healthcare and aerospace sectors: I-Trax Inc., a total population health management and productivity company (which was acquired by Walgreens); TriPath Imaging Inc. (which was acquired by Becton, Dickinson and Company); and Breeze-Eastern Corporation (AMEX: BZC). In addition, she sits on several private company advisory boards. Ms. Lieberman holds a BA in Mathematics and Physics and an MBA in Finance from Temple University.

Ms. Lieberman has a significant understanding of the role played by the board of directors which was acquired through her service on the boards of several companies, including public companies in the healthcare sector. She provides the Board with financial expertise acquired through experience as a chief financial officer and as the founder and managing partner of a financial and strategic advisory consulting firm. Ms. Lieberman’s educational background in Math, Physics and Business Administration also provides our Board with a unique and valuable perspective.

Paul J. Richardson, age 57, has served as a member of our Board since February 2013.  He is a member of the Compensation Committee and the Nominating and Governance Committee.  Mr. Richardson is a pharmaceutical senior executive with more than 30 years of experience in US and global commercialization, product and business development, and organizational leadership. He brings significant expertise in sales management, business development, licensing, acquisition, commercialization and strategic marketing to the Board. Mr. Richardson most recently held the position of Regional President of Pfizer's North America Specialty Care business unit from August 2008 until February 2011.  From 2006 until 2008, Mr. Richardson was Vice President in Pfizer's Worldwide Commercial Development Group. Mr. Richardson served on the board of directors of PediatRx Inc. (OTCBB: PEDX) from September 2011 through December 2012.  Mr. Richardson holds a BSc (honors) in Physiology from the University of Leeds, United Kingdom.

Mr. Richardson brings to our Board a significant understanding of and experience within the pharmaceutical industry. Mr. Richardson’s extensive business, managerial, executive and leadership experience further qualifies him to serve as a member of the Board.

 Corporate Governance

Director Independence.  Under the NASDAQ Stock Market Rules, the Board has a responsibility to make an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence.  In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence, including those required by the NASDAQ Stock Market Rules.

The Board has determined that each of Mr. Cochrane, Mr. Heady, Ms. Lieberman and Mr. Richardson is independent.  The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are each composed entirely of directors who are independent under the NASDAQ Stock Market Rules and the applicable rules of the United States Securities and Exchange Commission (“SEC”).  Mr. Jaeger, who resigned from the Board in November of 2013, was also determined by the Board to be independent under NASDAQ Stock Market Rules and the applicable rules of the SEC.

Director Nominations.  Our Nominating and Governance Committee considers and recommends candidates for election to the Board and nominees for committee memberships and committee chairs.  The Nominating and Governance Committee recommends director candidates to the full Board for approval.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Nominating and Governance Committee seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board.  All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director.  A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Nominating and Governance Committee will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company.  In identifying potential director candidates, the Nominating and Governance Committee may also seek input from the Board, executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors.  The Nominating and Governance Committee will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under Stockholder Recommendations For Board Candidates.

Board Leadership Structure.  Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company has determined to have a Chief Executive Officer and a separate Chairman of the Board.  Dr. Drutz serves as the Company’s Chief Executive Officer and Mr. Cochrane serves as the Chairman of the Board.

Board Role in Risk Oversight.  The Board administers its risk oversight function directly and through the Audit Committee.  The Board and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

 The Board and Board Committees

The Board.  The Board met 7 times during 2013.  During 2013, each incumbent director attended 75% or more of the board and applicable committee meetings for the periods during which each such director served.  Directors are not required to attend annual meetings of our stockholders.  All of our directors attended our 2013 Annual Meeting of Stockholders.

The Board currently has three standing committees:  the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

Board Committees.  The following table sets forth the current members of each standing Committee:

Director Name	Audit Committee	Compensation Committee	Nominating and Governance Committee

Haywood D. Cochrane, Jr.	Chair
Timothy J. Heady	✓		Chair
Gail F. Lieberman	✓	Chair
Paul J. Richardson		✓	✓

Audit Committee.    The Audit Committee functions pursuant to a written charter adopted by the Board, a copy of which may be found at our website www.darabio.com. The Audit Committee is appointed by the Board to assist the Board with a variety of matters described in its charter, which include monitoring (1) the integrity of our financial statements, (2) the effectiveness of our internal control over financial reporting, (3) the qualifications and independence of our independent registered public accounting firm, (4) the performance of our independent registered public accounting firm and (5) our compliance with legal and regulatory requirements. The Audit Committee met 4 times during 2013.  The formal report of the Audit Committee is set forth beginning on page 11.

Each member of the Audit Committee is independent, applying the definition of independence under NASDAQ listing standards and SEC regulations.  The Board has determined that Mr. Cochrane is an “audit committee financial expert” as such term is defined under Regulation S-K, Item 407(d)(5)(ii).

Compensation Committee.  The Compensation Committee functions pursuant to a written charter adopted by the Board, a copy of which may be found at our website www.darabio.com.  The Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of our Chief Executive Officer and our other executive officers and has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect our executive officers.  All of the members of the committee are independent directors within the meaning of the applicable NASDAQ Stock Market Rules.  The Compensation Committee met 4 times during 2013.

Nominating and Governance Committee.  The Nominating and Governance Committee functions pursuant to a written charter adopted by the Board, a copy of which may be found on our website at www.darabio.com.  The Nominating and Governance Committee is responsible for indentifying, evaluating and recommending to the Board persons to serve as members of the Board and Board committees and developing and evaluating potential candidates for executive positions and overseeing the development of succession planning.  The Nominating and Governance Committee also assists the Board with respect to other corporate governance matters, including review and application of our code of business ethics and conduct.  All of the members of the Nominating and Governance Committee are independent directors within the meaning of the applicable NASDAQ Stock Market Rules.  The Nominating and Governance Committee did not meet during 2013, but acted pursuant to unanimous written consent.

 Stockholder Recommendations For Board Candidates

The Nominating and Governance Committee will consider qualified candidates for director recommended and submitted by stockholders.  Submissions that meet the then current criteria for board membership are forwarded to the Nominating and Governance Committee for further review and consideration.  The Nominating and Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date that the recommendation is made.  To submit a recommendation for a nomination, a stockholder may write to the Nominating and Governance Committee, at our principal office, Attention: Corporate Secretary.

The Nominating and Governance Committee will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by the Nominating and Governance Committee, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

 Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to DARA BioSciences, Inc., 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, Attention:  Corporate Secretary.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors.  The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board.  The Board will determine the method by which such submission will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

 Board Recommendation

The Board recommends a vote “FOR” each nominee for director identified above.

AUDIT COMMITTEE MATTERS

 Audit Committee Report

The Audit Committee operates under a written charter, which has been adopted by the Board. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board with the monitoring of (1) the integrity of the Company’s financial statements, (2) the effectiveness of the Company’s internal control over financial reporting, (3) the qualifications and independence of the Company’s independent registered public accounting firm, (4) the performance of the Company’s independent registered public accounting firm and (5) the Company’s compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. These responsibilities rest with management and the Company’s independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and December 31, 2012 with management and Horne LLP, the Company’s independent registered public accounting firm for the 2013 and 2012 fiscal years.

The Audit Committee has discussed with Horne LLP the matters required to be discussed by Auditing Standard No. 16 (Communication and Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect.  In addition, the Committee has received during the past fiscal year the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Horne LLP its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2013 be included in its Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board.

Haywood Cochrane (Chair)

Timothy J. Heady

Gail F. Lieberman

INFORMATION CONCERNING EXECUTIVE OFFICERS

WHO ARE NOT DIRECTORS

Background information about our executive officers who are not nominees for election as directors is set forth below.

David L. Tousley, age 58, joined the Company in March 2012 as Acting Chief Financial Officer and was appointed Chief Financial Officer in March 2013.  Prior to joining the Company, Mr. Tousley served as Principal of Stratium Consulting Services, where he specialized in strategic and financial planning and management, corporate governance and business development.  Mr. Tousley served as Secretary, Treasurer and Chief Financial Officer of PediatRx, Inc. (OBB: PEDX) from July 2010 until October 2012 and as Executive Vice President and Chief Financial Officer of airPharma, LLC from January 2006 until December 2006.  Prior to those positions, Mr. Tousley held senior management positions at PediaMed Pharmaceuticals, Inc., AVAX Technologies, Inc. and Pasteur Meriux Connaught (now Sanofi Pasteur).  Mr. Tousley received an MBA from Rutgers Graduate School of Management and received his undergraduate degree from Rutgers College.  Mr. Tousley is a certified public accountant in the state of New Jersey.

EXECUTIVE COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included (a) base salary, (b) discretionary annual cash bonus opportunities and (c) long-term equity compensation in the form of restricted stock or stock options. We believe successful long term Company performance is more critical to enhancing stockholder value than short term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long term equity compensation and performance-based bonus opportunities over base annual salaries. In 2013, our executive officers had bonus opportunities ranging from 50% to 100% of their base salaries. Because the Company did not meet the revenue targets necessary for the executives to receive these bonuses in 2013, the Compensation Committee decided not to award cash bonuses to any executive officers with respect to 2013 performance.

In December of 2012, our Compensation Committee engaged Pearl Meyer & Partners to conduct an external comparison of overall executive compensation at peer companies, including both the cash and equity components, which our Compensation Committee used to guide its decisions as to 2013 compensation. Pearl Meyer & Partners reported directly to the Compensation Committee and did not provide any services to the Company other than the services provided to the Compensation Committee.

The following table sets forth information concerning the compensation earned by the individual that served as our Principal Executive Officer during 2013 and our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during 2013 (collectively, the “named executive officers”):

2013 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)(4)	All Other Compensation ($)		Total ($)
David J. Drutz, MD,	2013	325,000	-	493,035	-		818,035
Chief Executive Officer and	2012	325,000	81,250	35,155	-		441,405
Chief Medical Officer
Christopher G. Clement,	2013	275,000	-	381,892	-		656,892
President and Chief	2012	239,744	31,250	71,825	-		342,819
Operating Officer
David L. Tousley,	2013	200,000	-	147,560	91,464	(2)	439,024
Chief Financial Officer	2012	-	-	-	117,500	(3)	117,500

(1)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 11 to our audited, consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(2)
This amount includes $40,000 in consulting fees Mr. Tousley received as compensation for his services as Acting Chief Financial Officer pursuant to his Master Consulting Agreement with the Company dated June 1, 2012. On March 1, 2013, we entered into an employment agreement with Mr. Tousley and he became our Chief Financial Officer. This amount also includes $51,464 paid to Mr. Tousley as reimbursement for relocation expenses pursuant to the employment agreement.

(3)
This amount reflects the consulting fees Mr. Tousley received as compensation for his services as Acting Chief Financial Officer pursuant to his Master Consulting Agreement with the Company dated June 1, 2012. On March 1, 2013, we entered into an employment agreement with Mr. Tousley and he became our Chief Financial Officer.

(4)	The amounts reported in this column include the following option awards:

In 2012, Dr. Drutz, was granted an option award covering 10,000 shares with an exercise price of $5.00, 20% of which vested immediately and the remaining 80% vests in four equal annual installments. The award had a grant date fair value computed in accordance with FASB ASC Topic 718 of $35,155.  In 2012, Mr. Clement was granted an option award covering 10,000 shares with an exercise price of $5.00 which vested immediately and an option award covering 10,000 shares also with an exercise price of $5.00, 20% of which vested immediately and the remaining 80% vests in four equal annual installments. The awards had grant date fair values computed in accordance with FASB ASC Topic 718 of $36,670 and $35,155, respectively.

In January of 2013, Dr. Drutz and Mr. Clement received option awards covering 43,333 and 16,666 shares, respectively, as an equity bonus related to the completion of the Series B-2 equity financing completed in April of 2012 with an exercise price of $5.00, 20% of which vested immediately and the remaining 80% vests in four equal annual installments on May 1 of each of 2013, 2014, 2015 and 2016. The awards have grant date fair values computed in accordance with FASB ASC Topic 718 of $145,275 and $55,867 respectively.

In February of 2013, Dr. Drutz and Mr. Clement received option awards covering 80,000 and 75,000 shares, respectively, with an exercise price of $5.05, 20% of which vested immediately and the remaining 80% vests in four equal annual installments on February 28 of each of 2014, 2015, 2016 and 2017. The awards have grant date fair values computed in accordance with FASB ASC Topic 718 of $347,760 and $326,025 respectively.

In March of 2013, Mr. Tousley received an option award covering 35,000 shares with an exercise price of $4.90, 20% of which vested immediately and the remaining 80% vests in four equal annual installments on March 1 of each of 2014, 2015, 2016 and 2017. The award has a grant date fair value computed in accordance with FASB ASC Topic 718 of $147,560.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2013.

	Options Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
David J. Drutz, M.D.	375	(1)	-	36.00	03/23/20
	1,000	(2)	-	15.15	04/01/21
	2,000	(3)	-	10.25	09/15/21
	75,000	(4)	-	6.55	12/27/21
	4,000	(5)	600	5.00	05/15/22
	17,333	(6)	26,000	5.00	05/01/22
	16,000	(7)	64,000	5.05	02/28/23
Christopher G. Clement	10,000	(8)	-	5.00	05/01/22
	4,000	(9)	6,000	5.00	05/15/22
	6,666	(10)	10,000	5.00	05/01/22
	15,000	(11)	60,000	5.05	02/28/23
David L. Tousley	7,000	(12)	28,000	4.90	03/01/23

(1)	Issued on March 23, 2010, these options vested 1/3 on the grant date and 1/3 on each of the subsequent two anniversary dates.

(2)	Issued on April 1, 2011, these options vested 100% on the grant date.

(3)	Issued on September 15, 2011, these options vested 100% on the grant date.

(4)	Issued on December 27, 2011, these options vested 100% on the grant date.
(5)	Issued on May 15, 2012, these options vested 20% on the grant date and vest 20% per year on the subsequent four anniversary dates.

(6)	Issued on January 18, 2013, these options vested 20% on the grant date and vest 20% per year thereafter on May 1 of each of 2013, 2014, 2015 and 2016.
(7)	Issued on February 28, 2013, these options vested 20% on the grant date and vest 20% per year on the subsequent four anniversary dates.

(8)	Issued on May 1, 2012, these options vested 100% on the grant date.
(9)	Issued on May 15, 2012, these options vested 20% on the grant date and vest 20% per year on the subsequent four anniversary dates.

(10)	Issued on January 18, 2013, these options vested 20% on the grant date and vest 20% per year thereafter on May 1, of each of 2013, 2014, 2015 and 2016.
(11)	Issued on February 28, 2013, these options vested 20% on the grant date and vest 20% per year on the subsequent four anniversary dates.

(12)	Issued on March 1, 2013, these options vested 20% on the grant date and vest 20% per year on the subsequent four anniversary dates.

Compensation of Directors

The following table sets forth information concerning the compensation earned by the individuals serving as non-employee directors during 2013. Directors who are employees of the Company do not receive additional compensation for serving as directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Haywood D. Cochrane, Jr.	110,667	34,974	145,641
Timothy I. Heady	56,292	59,350	115,642
Stephen O. Jaeger (3)	57,000	62,872	119,872
Gail F. Lieberman	64,000	34,974	98,974
Paul J. Richardson	41,375	85,067	126,442

(1)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 11 to our audited, consolidated financial statements included in this Annual Report on Form 10-K.

(2)	The table below sets forth the aggregate number of stock options held by each non-employee director as of December 31, 2013.

Name	Aggregate Option Awards (#)
Haywood D. Cochrane, Jr.	37,375
Timothy J. Heady	28,420
Stephen O. Jaeger	11,348
Gail F. Lieberman	38,000
Paul J. Richardson	23,733

(3)	Stephen O. Jaeger resigned from the Board in November of 2013 and held 11,348 fully vested stock options as of December 31, 2013. These options are exercisable until November 30, 2014.

During the first half of 2012 our Non-Employee independent directors were compensated with an annual grant of 50,000 stock options each as well as certain cash fees paid on a per meeting basis. In August of 2012, we approved a Non-Employee Director Compensation policy, retroactive to July 1, 2012 that provides our independent directors with a $45,000 annual cash retainer and a $45,000 annual equity retainer to be paid in stock options for their service on our Board. Board members also receive additional cash retainers for service on committees and for service as Chairman of the Board or chairman of a committee. In February of 2013, we approved a Non-Employee Director Compensation policy that provides our newly appointed independent directors with an initial option grant to purchase 10,000 shares of our common stock in addition to the annual cash and equity retainers. Also, in February of 2013, Timothy J. Heady and Stephen O. Jaeger were each granted a pro-rata portion of the 2012 annual equity grant and received 6,420 and 7,348 options respectively with an exercise price of $5.05, which vest daily until the date of the next annual meeting.

Executive Employment Agreements

On January 17, 2012, we entered into employment agreements with Dr. David J. Drutz, our Chief Executive Officer and Chief Medical Officer, and Christopher G. Clement, our President and Chief Operating Officer, both of which are for three year terms, and on March 1, 2013, we entered into an employment agreement with David L. Tousley, our Chief Financial Officer, for a term which expires on January 17, 2015 (the “Employment Agreements”). Under the Employment Agreements, Dr. Drutz and Mr. Clement were paid annual salaries of $325,000 and $250,000 respectively, and were eligible to receive and annual bonus of up to 100% and 50% of base salary, respectively.  In February 2013, our Compensation Committee approved an increase to Mr. Clement’s base salary to $275,000 and an increase to Mr. Clement’s annual bonus eligibility to 75% of his base salary.  Under Mr. Tousley’s Employment Agreement, he will be paid an annual salary of $240,000 and will be eligible to receive an annual bonus of up to 50% of base salary The Employment Agreements for Dr. Drutz and Mr. Clement were subsequently amended and restated on May 10, 2013 (the “Amended and Restated Employment Agreements”).

Under the Amended and Restated Employment Agreements, Dr. Drutz and Mr. Clement will be paid annual salaries of $325,000 and $275,000, respectively, and will be eligible to receive an annual bonus of up to 100% and  75% of base salary, respectively.

The Employment Agreement with Dr. Drutz provides that if he is terminated without Cause or for Good Reason (as such terms are defined in the agreement) he will receive a lump-sum cash payment equal to 2 times his then-current base salary as well as payment of COBRA health insurance premiums for up to 12 months following termination. If he is terminated without Cause or for Good Reason up to nine months prior to or 12 months after a Change of Control (as such term is defined in the agreement), he will receive a lump-sum cash payment equal to 2 times his then-current base salary as well as payment of COBRA health insurance premiums for up to 12 months following termination and a payment equal to his then current target cash bonus amount.

The Employment Agreement with Mr. Clement provides that if he is terminated without Cause or for Good Reason (as such terms are defined in the agreement) he will receive a lump-sum cash payment equal to 1.5 times his then-current base salary as well as payment of COBRA health insurance premiums for up to 12 months following termination. If he is terminated without Cause or for Good Reason up to nine months prior to or 12 months after a Change of Control (as such term is defined in the agreement), he will receive a lump-sum cash payment equal to 1.5 times his then-current base salary as well as payment of COBRA health insurance premiums for up to 12 months following termination and a payment equal to his then current target cash bonus amount.

Mr. Tousley’s Employment Agreement provides that if he is terminated without Cause or for Good Reason (as such terms are defined in the Employment Agreement), he will receive (i) a lump sum payment equal to one times his annual base salary and (ii) payment of COBRA health insurance premiums for up to 12 months following termination. Additionally, Mr. Tousley’s Employment Agreement provides that if he is terminated without Cause or resigns for Good Reason in connection with a Change in Control (as such term is defined in the Employment Agreement), Mr. Tousley will receive (i) the greater of (a) a lump sum payment equal to one times his current annual base salary and (b) the aggregate amount of base salary payments that would otherwise be payable over the remaining balance of the term of his Employment Agreement and (ii) payment of COBRA health insurance premiums for up to 12 months following termination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership Table

The following table sets forth, as of March 25, 2014, certain information concerning beneficial ownership of our common stock (as determined under the rules of the SEC) by (1) each of our directors, (2) each of our executive officers, (3) all directors and executive officers as a group and (4) each person known by us to be the beneficial owner of more than five percent (5%) of our common stock.

Except as otherwise indicated, the address for each person is to the care of DARA BioSciences, Inc., 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Common Stock	Shares Subject to Options and Warrants(1)		Total	Percentage of Class
Named Executive Officers
David J. Drutz, M.D.	20,614	162,375		182,989	2.1%
Christopher Clement	54,558	72,750		127,308	1.5%
David L. Tousley	-	22,000		22,000	*

Directors
Haywood D. Cochrane, Jr.	5,614	33,375		38,989	*
Timothy Heady	2,000	22,420		24,420	*
Gail F. Lieberman	41	34,000	(2)	34,041	*
Paul J. Richardson	-	17,733		17,733	*
Directors and Executive Officers as a group (7 persons)	82,827	364,653		447,480	5.1%

*	Less than one percent.

(1)	Represents shares subject to options which are exercisable within 60 days.
(2)	625 of these options are held for the benefit of Rudder Capital, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our outstanding common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with all copies of Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2013, all filing requirements were timely satisfied except that Mr. Heady and Mr. Jaeger each filed two late Form 4s related to stock option grants and Mr. Cochrane, Mr. Richardson and Ms. Lieberman each filed one late Form 4 related to stock option grants.

TRANSACTIONS WITH RELATED PERSONS

On January 17, 2012 the Company entered into the Merger Agreement with Oncogenerix pursuant to which the Company merged a wholly owned transitory subsidiary into Oncogenerix and acquired all of the outstanding equity of Oncogenerix. Pursuant to the Merger Agreement, we delivered 222,912 shares of our common stock representing approximately 19.9% of the outstanding common stock of the Company (the “Closing Date Merger Shares”) to the Oncogenerix stockholders on January 17, 2012, and we are required, subject to the approval of our stockholders, to issue certain additional shares (the “Contingent Merger Shares”) to the former Oncogenerix stockholders upon our achievement of certain revenue or market capitalization milestones before January 17, 2017. As a stockholder of Oncogenerix, Mr. Clement, who joined the Company as Chief Operating Officer in connection with the transaction, received 43,132 Closing Date Merger Shares with a value of $334,275 based on the closing price of the Company’s common stock on January 17, 2012 ($7.75). On May 15, 2012, Mr. Clement received 8,626 Contingent Merger Shares with a value of $37,957 based on the closing price of the Company’s common stock on May 15, 2012 ($4.40) in connection with the Company’s achievement of a milestone under the Merger Agreement. Mr. Clement is entitled to receive up to 34,505 additional Contingent Merger Shares.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

 The Proposal

We are providing our stockholders with the opportunity express their views on our named executive officers’ compensation by casting their vote on this Proposal 2.  This non-binding, advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

Our executive compensation program, which is described in detail in  the “Executive Compensation” section of this proxy statement beginning on page 12, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests.  We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders.

Although the vote on this Proposal 2 regarding the compensation of our named executive officers is not binding, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.  The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers each year at the annual meeting of stockholders, though our Board of Directors may determine that it is in the best interests of the Company and stockholders to modify the frequency of stockholder advisory votes on executive compensation.

If this proposal is approved, our stockholders will be adopting the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, including the compensation tables and accompanying narrative disclosure is hereby APPROVED.

 Vote Required for Approval

The foregoing resolution will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of such resolution.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.

 Board Recommendation

The Board recommends a vote “FOR” this Proposal 2.

PROPOSAL 3 - RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014

 General

On July 18, 2012, our Board, at the direction of the Audit Committee, initially engaged Horne LLP as its independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2012. Horne LLP also served as our independent registered public accounting firm for the 2013 fiscal year, and upon the Audit Committee’s recommendation our Board has again appointed Horne LLP to examine our financial statements for the current fiscal year ending December 31, 2014. The selection of Horne LLP as the independent registered public accounting firm for 2013 is being presented to our stockholders for ratification at the 2014 Annual Meeting. Representatives of Horne LLP are expected to be present at the 2014 Annual Meeting with an opportunity to make a statement if they desire to do so. They also are expected to be available to respond to appropriate questions.

The Company’s prior independent registered public accounting firm, Ernst & Young LLP, was dismissed by our Board, at the direction of the Audit Committee, on July 17, 2012.  The report of Ernst & Young LLP on the consolidated financial statements of the Company for the fiscal year ended December 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on the Company’s consolidated financial statements as of December 31, 2011 and for the three years ended December 31, 2011 contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.  The reports of Horne LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and December 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Horne LLP’s report on the Company’s consolidated financial statements as of December 31, 2013 and the two years then ended contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During the fiscal year ended December 31, 2011 and through the effective date of their termination, July 17, 2012, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal year ended December 31, 2011 and through the effective date of their termination, July 17, 2012, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

 Audit and Non-Audit Fees

As described above, Horne LLP was engaged to serve as the Company’s independent registered public accounting firm commencing with the interim period ended June 30, 2012, and accordingly, audited the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012. The following table presents fees for professional audit services rendered by Horne LLP for the audit of our consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 and fees billed for other services rendered by Horne LLP during such period.

The aggregate fees billed for professional services by Horne LLP in 2013 and 2012 for these various services were:

	2013	2012
Audit fees (1)	$119,850	$89,050
Audit-related fees (2)	-	-
Tax fees (3)	13,011	7,000
All other fees	-	-
Total	$132,861	$96,050
____________
(1)
Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for all of 2013 and for the periods ended June 30, 2012 and September 30, 2012 and also includes fees billed for consents, comfort letters and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees consist of assurance and related services relating to financial accounting and reporting standards not classified as audit fees.

(3)	Tax fees principally included review of and consultation regarding the Company’s federal and state tax returns and tax planning.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

 Vote Required for Approval

The foregoing resolution will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of such resolution.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.

 Board Recommendation

The Board recommends a vote “FOR” the ratification of Horne LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2014.

If stockholders fail to ratify the selection of Horne LLP as the independent registered public accounting firm for fiscal 2014, the Audit Committee and the Board will reconsider whether to retain that firm.  Even if the selection is ratified, the Audit Committee and the Board may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2015 Annual Meeting of Stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than December 10, 2014 (unless the date of the 2015 Annual Meeting of Stockholders is not within 30 days of May 19, 2015, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2014 Annual Meeting of Stockholders).  Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notice of any director nomination or other proposal that you intend to present at the 2015 Annual Meeting of Stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2015 Annual Meeting of Stockholders, must be delivered to the Corporate Secretary at our corporate headquarters not earlier than December 10, 2014 and not later than January 24, 2015 (unless the date of the 2015 Annual Meeting of Stockholders is not within 30 days of May 19, 2015, in which case the stockholder notice must be received a reasonable time before we mail our proxy materials for the 2015 Annual Meeting of Stockholders).  In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2015 Annual Meeting of Stockholders.

CODE OF ETHICS AND CONDUCT

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees.  The Code of Ethics is available in print to any stockholder that requests a copy.  Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available in the Investor Relations section of our website at www.darabio.com.  We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the meeting.  If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS OF DARA BIOSCIENCES, INC.
TO BE HELD ON MAY 19, 2014:
The proxy materials for the annual meeting, including the Proxy Statement and the 2013 Annual Report on Form 10-K, are available free of charge at http://www.proxyvote.com

By Order of the Board of Directors,

David J. Drutz, M.D.
President and Chief Executive Officer

Raleigh, North Carolina

April 9, 2014

DARA BiOSciences INC

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Christopher G. Clement 02 Haywood D. Cochrane, Jr 03 David J. Drutz, M.D. 04 Timothy J. Heady 05 Gail F. Lieberman
06 Paul J. Richardson

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approve, by advisory (non binding) vote, the compensation paid to the named executive officers of DARA BioSciences, Inc	☐	☐	☐
3. Ratify the appointment of Horne LLP as DARA BioSciences, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. EACH OF ITEMS 1-3 HAS BEEN PROPOSED BY DARA BIOSCIENCES, INC.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000199893_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report/Form10-K, Proxy Statement is/ are available at www.proxyvote.com .

DARA BIOSCIENCES, INC.
2014 Annual Meeting of Stockholders
May 19, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David J. Drutz, M.D. and Christopher G. Clement, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of DARA BioSciences, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2014 Annual Meeting of Stockholders of DARA BioSciences, Inc. to be held May 19, 2014 at 10:00 a.m. local time at the corporate offices of DARA BioSciences, Inc., 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000199893_2 R1.0.0.51160